UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.02 Termination of a Material Definitive Agreement

On June 12, 2017, Cardinal Health, Inc. (the “Company”) expects to deliver a notice of termination under the previously reported commitment letter (the “Commitment Letter”) entered into by the Company on April 18, 2017 with Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC (the “Commitment Parties”). The Company expects all commitments under the Bridge Facility (as defined in the Commitment Letter) to be terminated in full, effective as of June 13, 2017 pursuant to the terms of the Commitment Letter.

The foregoing description of the Commitment Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Commitment Letter, which is incorporated by reference herein and a copy of which is filed herewith as Exhibit 10.1.

From time to time, the Commitment Parties or their affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company, for which the Company pays customary fees and expenses. Goldman Sachs Bank USA is a member of the lending syndicate under the Company’s $1.75 billion revolving credit facility and Goldman Sachs & Co. serves as a dealer under the Company’s commercial paper program. In addition, Goldman Sachs & Co. served as one of the Company’s financial advisors in connection with the proposed acquisition of certain equity interests and assets collectively constituting the Patient Care, Deep Vein Thrombosis and Nutritional Insufficiency businesses of Medtronic plc, an Irish public limited company, for a purchase price of $6.1 billion in cash, subject to certain adjustments. The Company also engaged broker-dealer affiliates of the Commitment Parties as underwriters of the Debt Offering (as defined below) on customary terms of compensation for such services.

Item 8.01 Other Events.

On June 12, 2017, the Company will issue and sell $1,000,000,000 aggregate principal amount of 1.948% notes due 2019 (the “2019 Notes”), $1,150,000,000 aggregate principal amount of 2.616% notes due 2022 (the “2022 Notes”), $350,000,000 aggregate principal amount of floating rate notes due 2022 (the “Floating Rate Notes”), $750,000,000 aggregate principal amount of 3.079% notes due 2024 (the “2024 Notes”), $1,350,000,000 aggregate principal amount of 3.410% notes due 2027 (the “2027 Notes”) and $600,000,000 aggregate principal amount of 4.368% notes due 2047 (the “2047 Notes” and, together with the 2019 Notes, the 2022 Notes, the Floating Rate Notes, the 2024 Notes and the 2027 Notes, the “Notes”). In connection with the sale of the Notes (collectively, the “Debt Offering”), on June 1, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule II thereto. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-215935) previously filed with the Securities and Exchange Commission (the “Registration Statement”). The foregoing description of the Underwriting Agreement is qualified by reference to the text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1.

The Notes will be governed by an Indenture dated as of June 2, 2008 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.). Forms of the 2019 Notes, the 2022 Notes, the Floating Rate Notes, the 2024 Notes, the 2027 Notes and the 2047 Notes are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively.

In connection with the issuance of the Notes, John M. Adams, Jr., Esq., Senior Vice President and Associate General Counsel of the Company, and Gibson, Dunn & Crutcher LLP, counsel to the Company, will deliver opinions to the Company regarding the legality of the Notes upon issuance and sale thereof. A copy of each opinion is filed as Exhibits 5.1 and 5.2, respectively.

The Company incorporates by reference the exhibits filed with this Form 8-K into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 1, 2017, among Cardinal Health, Inc., Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on June 5, 2017, File No. 1-11373).

4.1	Form of 2019 Notes.

4.2	Form of 2022 Notes.

4.3	Form of Floating Rate Notes.

4.4	Form of 2024 Notes.

4.5	Form of 2027 Notes.

4.6	Form of 2047 Notes.

5.1	Opinion of John M. Adams, Jr., Esq., Senior Vice President and Associate General Counsel of Cardinal Health, Inc.

5.2	Opinion of Gibson, Dunn & Crutcher LLP.

10.1	Commitment Letter, dated April 18, 2017, by and among Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC and Cardinal Health, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 18, 2017, File No. 1-11373).

23.1	Consent of John M. Adams, Jr., Esq., Senior Vice President and Associate General Counsel of Cardinal Health (included in Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: June 12, 2017	By:	/s/ Michael C. Kaufmann
	Name:	Michael C. Kaufmann
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 1, 2017, among Cardinal Health, Inc., Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on June 5, 2017, File No. 1-11373).

4.1	Form of 2019 Notes.

4.2	Form of 2022 Notes.

4.3	Form of Floating Rate Notes.

4.4	Form of 2024 Notes.

4.5	Form of 2027 Notes.

4.6	Form of 2047 Notes.

5.1	Opinion of John M. Adams, Jr., Esq., Senior Vice President and Associate General Counsel of Cardinal Health, Inc.

5.2	Opinion of Gibson, Dunn & Crutcher LLP.

10.1	Commitment Letter, dated April 18, 2017, by and among Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC and Cardinal Health, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 18, 2017, File No. 1-11373).

23.1	Consent of John M. Adams, Jr., Esq., Senior Vice President and Associate General Counsel of Cardinal Health (included in Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.2).